UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 7, 2006

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 7, 2006, Martin C. Faga and James K. Sims were elected to the Board of Directors of Electronic Data Systems Corporation effective immediately.  Mr. Faga is the former President and Chief Executive Officer and a current member of the Board of Trustees of The MITRE Corporation, a not-for-profit organization of federally funded research and development centers benefiting the Department of Defense, Federal Aviation Administration and the Internal Revenue Service. Mr. Sims is the founder, Chairman and Chief Executive Officer of GEN3 Partners, a product innovation consulting firm. He also serves as Chairman of RSA Security Inc., a provider of computer security software, and will continue in that position until the pending sale of that company is completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

September 8, 2006                                                                                                   By:    /S/ STORROW M. GORDON

                                                                                                                                             Storrow M. Gordon

                                                                                                                                             Executive Vice President and Secretary

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